Exhibit 10.86

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 15, 2012 (the “Amendment Date”), by and between AMERCO REAL ESTATE COMPANY, a Nevada corporation, and U-HAUL CO. OF FLORIDA, a Florida corporation (collectively, “Borrower Sponsors”) and JPMORGAN CHASE BANK, N.A. (“Lender”).

PREMISES

Borrower Sponsors and Lender are party to that certain Credit Agreement dated as of April 29, 2011 (the “Credit Agreement”), pursuant to which and subject to which Lender provided Borrower Sponsors with a Commitment to make the Loans, as such terms are defined in the Credit Agreement.  Capitalized terms not specifically defined herein have the meanings specified in the Credit Agreement.

Borrower Sponsors has requested that Lender extend the Expiration Date of the Credit Agreement and lower the Applicable Margin, as referenced therein, governing the future Loans to be made pursuant to the Credit Agreement.

Now, therefore, the parties hereto agree as follows:

ARTICLE I
Definitions

SECTION 1.01.    Existing Defined Terms.  The following defined terms set forth in the Credit Agreement are amended and restated from the Credit Agreement:

“Applicable Margin” means 1.25%.

“Expiration Date” means April 30, 2013, as the same may be extended pursuant to Section 2.06.

SECTION 1.02.     Additional Defined Terms.  The following defined terms are added to the Credit Agreement:

“Amendment Affirmation” means that certain Affirmation Agreement, from Master Guarantor for the benefit of Lender, of even date with the Amendment to Credit Agreement.

SECTION 1.03.     Use of Certain Terms.  For purposes of clarification, the defined terms of the Credit Agreement generally are hereby interpreted to encompass such changes as are necessary to effectuate the terms and intent of this Amendment.

SECTION 1.04.     No Effect on Past Loans.  Nothing herein shall modify the Maturity Date or the terms of Loans previously advanced to SPE Subsidiaries pursuant to the Credit Agreement.

ARTICLE II
Conditions to Effectiveness

SECTION 2.01.     Effective Date.  This Amendment shall not become effective until the date on which Lender shall have received:

(a)           either (i) a counterpart of this Amendment signed on behalf of each of the Borrower Sponsors or (ii) written evidence satisfactory to Lender (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)           a fully executed Amendment Affirmation;

(c)           such documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower Sponsors, the authorization of the Transactions all in form and substance satisfactory to the Lender and its counsel;

(d)           at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing; and

(e)           Borrower Sponsors shall have paid to Lender a fee equal to $150,000.

In addition to the foregoing, Borrower Sponsors shall pay Lender’s legal fees and out-of-pocket costs in negotiating and completing this Amendment and the transactions represented hereby.

ARTICLE III
Representations and Warranties

The Borrower Sponsors hereby restates the representations and warranties to Lender as set forth in Article 3 of the Credit Agreement.

ARTICLE IV
Miscellaneous

SECTION 4.01.      Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.  This Amendment and any separate letter agreements with respect to fees payable to Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective when it shall have been executed by Lender and when Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.02.      Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 4.03.      Governing Law; Jurisdiction; Consent to Service of Process.  Section 8.09 of the Credit Agreement is incorporated herein as though fully set forth herein.

SECTION 4.04.      Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 4.05.      USA PATRIOT Act.  The following notification is provided to Borrower Sponsors pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  What this means for Borrower Sponsors:  When Borrower Sponsors opens an account, if Borrower Sponsors is an individual Lender will ask for Borrower Sponsor's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower Sponsors, and if Borrower Sponsors is not an individual Lender will ask for Borrower Sponsor's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower Sponsors.  Lender may also ask, if Borrower Sponsors is an individual to see Borrower Sponsor's driver’s license or other identifying documents, and if Borrower Sponsors is not an individual to see Borrower Sponsor's legal organizational documents or other identifying documents.

SECTION 4.06.        Information.  The Borrower Sponsors agrees that Lender may provide any information or knowledge Lender may have about the Borrower Sponsors or about any matter relating to this Agreement or the Loan Documents to JPMorgan Chase & Co., or any of its Affiliates or their successors, or to any one or more purchasers or potential purchasers of this Agreement or the Loan Documents.  The Borrower Sponsors agrees that Lender may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights and obligations in this Agreement and the Loan Documents to one or more purchasers whether or not related to Lender.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the Amendment Date.

AMERCO REAL ESTATE COMPANY,
a Nevada corporation

By ______________________________
     Name:
      Title:

U-HAUL CO. OF FLORIDA,
a Florida corporation

By  ______________________________
      Name:
      Title:

JPMORGAN CHASE BANK, N.A.

By  ______________________________
      Name:
      Title:

Signature Page to Amendment to Credit Agreement